U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 25, 2016

KALEX CORP.
(Exact Name of Company as Specified in its Charter)

Delaware	0-52177	13-3305161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 McKinney Avenue, Suite 700, Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code: (214) 418-6940

__________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Previous independent registered public accounting firm.

Effective on May 25, 2016, Q Accountancy Corporation, the independent registered public accounting firm that was previously engaged as the principal accountant to audit the Company’s financial statements, resigned. Other than an explanatory paragraph included in Q Accountancy Corporation’s audit reports for the Company's fiscal years ended June 30, 2013 and 2014, relating to the uncertainty of the Company's ability to continue as a going concern, the audit reports of this firm on the Company’s financial statements for the two fiscal years ended June 30, 2013 and 2014, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended June 30, 2013 and 2014 and through May 25, 2016, there were no disagreements with Q Accountancy Corporation on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to this firm’s satisfaction, would have caused them to make references to the subject matter in connection with their reports of the Company's consolidated financial statements for such years. In addition, the Company believes there were no reportable events as defined in Item 304 of Regulation S-K.

The Company has provided Q Accountancy Corporation with a copy of the foregoing statements and requested that this firm provide it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether it agrees with the foregoing statements.

(b) New independent registered public accounting firm.

On September 6, 2016 the Company retained Paritz & Company, P.A. as the Company’s independent registered public accounting firm. The decision to engage Paritz & Company, P.A.was recommended and approved by the Company’s Board of Directors. Paritz & Company, P.A. has been retained to audit the Company’s financial statements for the fiscal years ended June 30, 2015 and 2016. During fiscal years 2015 and 2016 and the subsequent interim period, neither the Company nor anyone on the Company’s behalf engaged Paritz & Company, P.A. regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either the subject of a “disagreement” or a “reportable event,” both as such terms are defined in Item 304 of Regulation S-K.

ITEM 8.01. OTHER EVENTS.

The Company is continuing the process of bringing current all of its delinquent filings with the SEC.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-K.

2

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Kalex Corp.

Dated: October 19, 2016	By:	/s/ Edward Vakser
Edward Vakser, Chairman/CEO

3

EXHIBIT INDEX

Number	Description

16	Letter on Changes in Certifying Accountant. (filed herewith).

4